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                                                               EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the use in this Amendment No. 1 to Registration Statement on Form S-1 (File No. 333-76511) of our report dated March 3, 1999, relating to the financial statements of Online Conferencing Business (predecessor business) which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
San Francisco, California

May 26, 1999